Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

In connection with the Annual Report of Continucare Corporation (the “Company”) for the fiscal year ended June 30, 2011 on Form 10-K/A, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gemma Rosello, President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 27, 2011	By:	/s/ Gemma Rosello
Gemma Rosello
President
(Principal Executive Officer)